UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 26, 2006

(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	0-24676	38-2505723

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 26, 2006, registrant announced its results of operations for the first nine months and third quarter of fiscal 2006, as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

c)	Exhibits.

Exhibit No.	Description

99.1      Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated January 26, 2006 announcing its results of operations for the first nine months and third quarter of fiscal 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date:	January 26, 2006	By:	/s/ Daniel H. Movens ------------------------------
Daniel H. Movens Chief Executive Officer

Exhibit Index

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated January 26, 2006 announcing its results of operations for the first nine months and third quarter of fiscal 2006.